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                                                                    EXHIBIT 99.1
















                                                                    May 15, 2002





                     PEP BOYS FIRST QUARTER EARNINGS UP 49%

                     COMPANY REPORTS $.26 VS. $.18 PER SHARE

The Pep Boys - Manny, Moe & Jack (NYSE: "PBY"), the nation's leading full service automotive aftermarket chain, announced a 49% increase in earnings for the thirteen weeks ended May 4, 2002.

FIRST QUARTER RESULTS

EARNINGS

Increased sales, higher merchandise margins and leveraged operating expenses enabled the Company to achieve net earnings of $13,565,000 ($.26 per share - basic and diluted), 49% higher than the $9,108,000 ($.18 per share - basic and diluted) recorded last year.

SALES

Sales for the quarter ended May 4, 2002, were $558,973,000, 1% more than the $551,577,000 recorded last year.

Comparable store sales, which improved over the course of the quarter, increased 1% and included increases of 3% and 2% in retail merchandise and commercial delivery, respectively. Comparable tire sales and service labor revenue decreased 1% and 3%, respectively.


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Page 2

COMMENTARY

Pep Boys' Chief Executive Officer, Mitchell G. Leibovitz, made the following comments:

"Improved sales, higher merchandise margins and leveraged operating expenses enabled us to achieve our sixth consecutive significant increase in quarterly earnings."

"Although tire sales and service labor revenue have been negatively impacted by two recalls and the recession, aggregate comparable store sales were ahead of plan for the first quarter. Sales improved over the course of the quarter and, in April, comparable store sales rose 3% and included increases of 3%, 4% and 3% in retail merchandise, commercial delivery and tires respectively, while service labor revenue was unchanged."

"With stable merchandise margins and excellent expense control, a continued improvement in sales should be quite visible in our future results."

                          PEP BOYS FINANCIAL HIGHLIGHTS


                                               THIRTEEN WEEKS       THIRTEEN WEEKS
                                               ENDED MAY 4,         ENDED MAY 5,
                                               2002                 2001
                                               --------------       --------------
Total Revenues                                 $558,973,000         $551,577,000
Net Earnings                                   $ 13,565,000         $  9,108,000
Average Shares - Basic                           51,445,000           51,266,000
Average Shares - Diluted                         52,608,000           51,266,000
Basic Earnings Per Share                       $        .26         $        .18
Diluted earnings Per Share                     $        .26         $        .18

Pep Boys has 628 stores and over 6,500 service bays in 36 states and Puerto Rico. Along with its vehicle repair and maintenance capabilities, the company also serves the commercial auto parts delivery market and is one of the leading sellers of replacement tires in the United States. Customers can find the nearest location by calling 1-800-PEP-BOYS or by visiting pepboys.com.

                                       ###

Notes: Certain statements made herein, including those discussing management's expectations for future periods, are forward-looking and involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in the forward-looking statements due to factors beyond the control of the Company, including the strength of the national and regional economies and retail and commercial consumers' ability to spend, the health of the various sectors of the market that the Company serves, the weather in geographical regions with a high concentration of the Company's stores, competitive pricing, location and number of competitors' stores and product and labor costs. Further factors that might cause such a difference include, but are not limited to, the factors described in the Company's filings with the Securities and Exchange Commission.


In accordance with the SEC's Regulation FD (fair disclosure), investors will now have an opportunity to listen to the Company's quarterly conference calls discussing its results and related matters. The calls will be broadcast live over the Internet at Broadcast Networks' Vcall web site, located at http://www.vcall.com. The call for the first quarter will be broadcast live on Wednesday, May 15, at 8:30 AM EST. To listen to the call live, please go to the web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call. Supplemental financial information is available on Pep Boys web site at www.pepboys.com.

Contact:  George Babich, President & CFO
3111 West Allegheny Avenue, Philadelphia, PA  19132
Phone:  215-430-9720    Fax:  215-430-4661
E-mail: investorrelations@pepboys.com
Internet: http://www.pepboys.com

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Page 3

                THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (UNAUDITED)


                                                                         THIRTEEN WEEKS ENDED
                                                              MAY 4, 2002                     MAY 5, 2001
                                                      -------------------------        -------------------------
                                                        (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          AMOUNT       % SALES            AMOUNT         % SALES
                                                      -------------   ---------        ------------      -------
Merchandise Sales                                       $   453,771        81.2          $  442,994         80.3
Service Revenue                                             105,202        18.8             108,583         19.7
                                                      -------------   ---------        ------------       ------
Total Revenues                                              558,973       100.0             551,577        100.0
                                                      -------------   ---------        ------------        -----
Costs of Merchandise Sales                                  318,763        70.2             316,049         71.3
Costs of Service Revenue                                     78,275        74.4              79,797         73.5
                                                      -------------   ---------        ------------       ------
Total Costs of Revenues                                     397,038        71.0             395,846         71.8
                                                      -------------   ---------        ------------       ------
Gross Profit from Merchandise Sales                         135,008        29.8             126,945         28.7
Gross Profit from Service Revenue                            26,927        25.6              28,786         26.5
                                                      -------------   ---------        ------------       ------
Total Gross Profit                                          161,935        29.0             155,731         28.2
                                                      -------------   ---------        ------------       ------
Selling, General and
   Administrative Expenses                                  129,782        23.2             128,498         23.3
                                                      -------------   ---------        ------------       ------
Operating Profit                                             32,153         5.8              27,233          4.9
Non-operating Income                                            823         0.1                 623          0.1
Interest Expense                                             11,781         2.1              13,512          2.4
                                                      -------------   ---------        ------------      -------
Earnings Before Income Taxes                                 21,195         3.8              14,344          2.6
Income Taxes                                                  7,630        36.0               5,236         36.5
                                                      -------------   ---------        ------------       ------
Net Earnings                                                 13,565         2.4               9,108          1.7
                                                      =============   =========        ============      =======
Retained Earnings, beginning of period                      601,944                         581,668
Cash Dividends                                                3,473                           3,460
Dividend Reinvestment Plan                                       --                             916
Effect of Stock options                                         165                              --
                                                      -------------                    ------------
Retained Earnings, end of period                        $   611,871                      $  586,400
                                                      =============                    ============
Basic Earnings per Share                               $       0.26                      $     0.18
Diluted Earnings per Share                             $       0.26                      $     0.18
                                                      =============                    ============
Cash Dividends per Share                               $     0.0675                      $   0.0675
                                                      =============                    ============


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                THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


                                                             MAY 4, 2002   FEB. 2, 2002*   MAY 5, 2001
                                                             -----------   ------------    -----------
                                                        (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
ASSETS
Current Assets:
     Cash and cash equivalents                                $   23,241     $   15,981     $   20,779
     Accounts receivable, net                                     19,315         18,052         16,750
     Merchandise inventories                                     529,666        519,473        535,252
     Prepaid expenses                                             27,314         42,170         25,102
     Deferred income taxes                                        15,510         15,820         25,409
     Other                                                        47,304         52,308         45,945
     Assets held for disposal                                     12,492         16,007         22,229
                                                              ----------     ----------     ----------
          Total Current Assets                                   674,842        679,811        691,466
                                                              ----------     ----------     ----------
Property and Equipment - at cost:
     Land                                                        276,908        277,726        278,038
     Buildings and improvements                                  923,002        922,065        918,923
     Furniture, fixtures and equipment                           586,245        583,918        617,582
     Construction in progress                                     11,493         10,741         15,750
                                                              ----------     ----------     ----------
                                                               1,797,648      1,794,450      1,830,293
     Less accumulated depreciation and amortization              696,736        676,964        656,114
                                                              ----------     ----------     ----------
          Total Property and Equipment                         1,100,912      1,117,486      1,174,179
                                                              ----------     ----------     ----------
Other                                                             15,980         15,355         14,532
                                                              ----------     ----------     ----------
          Total Assets                                        $1,791,734     $1,812,652     $1,880,177
                                                              ==========     ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                         $  212,431     $  216,085     $  218,215
     Accrued expenses                                            246,560        241,273        237,567
     Current maturities of convertible debt                           --             --        160,128
     Current maturities of long-term debt                        124,568        124,615            200
                                                              ----------     ----------     ----------
          Total Current Liabilities                              583,559        581,973        616,110
                                                              ----------     ----------     ----------

Long-term debt, less current maturities                          510,909        544,418        596,454
Deferred income taxes                                             64,311         64,027         66,192
Deferred gain on sale leaseback                                    4,418          4,444            650
Commitments and Contingencies
Stockholders' Equity:
     Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 63,910,577             63,911         63,911         63,911
     Additional paid-in capital                                  177,292        177,244        177,244
     Retained earnings                                           611,871        601,944        586,400
                                                              ----------     ----------     ----------
                                                                 853,074        843,099        827,555
     Less cost of shares in treasury - 10,236,626 shares,
     10,284,446 shares and 10,375,790 shares                     165,273        166,045        167,520
     Less cost of shares in benefits trust - 2,195,270
     shares                                                       59,264         59,264         59,264
                                                              ----------     ----------     ----------
          Total Stockholders' Equity                             628,537        617,790        600,771
                                                              ----------     ----------     ----------
          Total Liability and Stockholders' Equity            $1,791,734     $1,812,652     $1,880,177
                                                              ==========     ==========     ==========

----------
    * Taken from the audited financial statements at February 2, 2002.


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                THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                               THIRTEEN WEEKS ENDED
                                                                            --------------------------
                                                                            MAY 4, 2002    MAY 5, 2001
                                                                            -----------    -----------
                                                                           (DOLLAR AMOUNTS IN THOUSANDS)
Cash Flows from Operating Activities:
   Net Earnings                                                               $ 13,565      $  9,108
   Adjustment to Reconcile Net Earnings to Net Cash Provided by Operating
     Activities:
       Depreciation and amortization                                            20,383        22,022
       Deferred income taxes                                                       594            --
       Accretion of bond discount                                                   --         1,573
       Loss on assets held for disposal                                          1,312           400
       Loss (gain) from sale of assets                                             134          (834)
   Changes in operating assets and liabilities:
       Decrease in accounts receivable, prepaid expenses and other              17,972         5,872
       (Increase) decrease in merchandise inventories                          (10,193)       12,483
       (Decrease) increase in accounts payable                                  (3,654)       13,460
       Increase in accrued expenses                                              5,287        10,615
                                                                              --------      --------
Net Cash Provided by Operating Activities                                       45,400        74,699
                                                                              --------      --------

Cash Flows from Investing Activities:
       Capital expenditures                                                     (4,706)       (3,931)
       Proceeds from sales of assets                                             2,940         2,856
                                                                              --------      --------
Net Cash Used in Investing Activities                                           (1,766)       (1,075)
                                                                              --------      --------

Cash Flows from Financing Activities:
       Net payments under line of credit agreements                            (25,620)      (57,737)
       Reduction of long-term debt                                              (7,936)           --
       Dividends paid                                                           (3,473)       (3,460)
       Proceeds from exercise of stock options                                     319            --
       Proceeds from dividend reinvestment plan                                    336           357
                                                                              --------      --------

Net Cash Used in Financing Activities                                          (36,374)      (60,840)
                                                                              --------      --------

Net Increase in Cash                                                             7,260        12,784

Cash and Cash Equivalents at Beginning of Period                                15,981         7,995
                                                                              --------      --------

Cash and Cash Equivalents at End of Period                                    $ 23,241      $ 20,779
                                                                              ========      ========


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                THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

               COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                   (UNAUDITED)


                                                                           THIRTEEN WEEKS ENDED
                                                                         ------------------------
                                                                         MAY 4, 2002  MAY 5, 2001
                                                                         -----------  -----------
                                                                       (DOLLAR AMOUNTS IN THOUSANDS,
                                                                         EXCEPT PER SHARE AMOUNTS)
(a) Net earnings                                                            $13,565     $ 9,108

      Adjustment for interest on zero coupon convertible subordinated
        notes, net of income tax effect                                          --          --
                                                                            -------     -------

(b) Adjusted net earnings                                                   $13,565     $ 9,108
                                                                            -------     -------

(c) Average number of common shares outstanding during period                51,445      51,266

      Common shares assumed issued upon conversion of zero coupon
        convertible subordinated notes                                           --          --

      Common shares assumed issued upon exercise of dilutive stock
        options, net of assumed repurchase, at the average market price       1,163          --
                                                                            -------     -------

(d) Average number of common shares assumed outstanding during period        52,608      51,266
                                                                            =======     =======

      Basic earnings per share (a/c)                                        $  0.26     $  0.18

      Diluted earnings per share (b/d)                                      $  0.26     $  0.18
                                                                            =======     =======

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                THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

                             ADDITIONAL INFORMATION
                                   (UNAUDITED)


                                                                              THIRTEEN WEEKS ENDED
                                                                        ------------------------------
                                                                         MAY 4, 2002       MAY 5, 2001
                                                                        ------------      ------------
                                                                         (DOLLAR AMOUNTS IN THOUSANDS)
Capital expenditures                                                    $      4,706      $      3,931

Depreciation and amortization                                           $     20,383      $     22,022

Non-operating income:
    Net rental revenue                                                  $        689      $        572
    Investment income                                                            136               114
    Other expense                                                                 (2)              (63)
                                                                        ------------      ------------
              Total                                                     $        823      $        623
                                                                        ============      ============

Comparable store sales percentages:
    Merchandise                                                                2.4 %           (8.5) %
    Service                                                                     (3.2)             (4.0)
    Total                                                                        1.3              (7.6)

Total square feet of retail space (including service centers)             12,841,277        12,835,766

Pretax charges relating to the Profit Enhancement/Expense Reduction
Plan are included in:

    Costs of merchandise sales                                          $      1,180      $        937
    Costs of service revenue                                                     (51)               89
    Selling, general & administrative expenses                                    10                41
                                                                        ------------      ------------
        Total pretax charges                                                   1,139             1,067
        Income tax expense                                                      (410)             (389)
                                                                        ------------      ------------
        Total charges, net of tax                                                729               678
                                                                        ============      ============